EXHIBIT C

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF GMFCT,
NWD, NATIONWIDE FINANCIAL, GMCM, NORTHPOINTE AND NSA

     The name, address and principal occupation of each of the directors and principal executive officers of GMFCT are set forth below.

Name and Address	Principal Occupation	Position with GMFCT
John H. Grady	President of NWD Investment	President
NWD Investment Management, Inc.	Management, Inc., parent
1200 River Road, Suite 1000	company of GMFCT, GMCM,
Conshohocken, PA 19428	NorthPointe, NSA, GSACT,
GISI, and GDSI (“NWD
Investments Group”);
President and CEO of the
Trust.

Gerald J. Holland	Senior Vice President and	Senior Vice President and
NWD Investment Management, Inc.	Chief Operating Officer of	Chief Operating Officer
1200 River Road, Suite 1000	NWD Investments Group;
Conshohocken, PA 19428	Treasurer of the Trust.

Eric E. Miller	Senior Vice President,	Senior Vice President,
NWD Investment Management, Inc.	General Counsel and	General Counsel and
1200 River Road, Suite 1000	Assistant Secretary of NWD	Assistant Secretary
Conshohocken, PA 19428	Investments Group; Secretary
of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management, Inc.	Compliance Officer of NWD	Compliance Officer
1200 River Road, Suite 1000	Investments Group; Chief
Conshohocken, PA 19428	Compliance Officer of the
Trust.

Gerald T. Nichols	Senior Vice President, Head	Senior Vice President,
NWD Investment Management, Inc.	of Fixed Income, NWD	Head of Fixed Income
1200 River Road, Suite 1000	Investment Management, Inc.
Conshohocken, PA 19428

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-	Senior Vice President-
NWD Investment Management, Inc.	US Head of Finance and	US Head of Finance and
1200 River Road, Suite 1000	Accounting and Treasurer,	Accounting and Treasurer
Conshohocken, PA 19428	NWD Investments Group.

     The name, address and principal occupation of each of the directors and principal executive officers of NWD Investment Management, Inc. are set forth below.

Position with
NWD Investment
Name and Address	Principal Occupation	Management, Inc.
John H. Grady	President of NWD	Director and President
NWD Investment Management, Inc.	Investments Group; President
1200 River Road, Suite 1000	and CEO of the Trust.
Conshohocken, PA 19428

Harry H. Hallowell	Senior Vice President and	Director
One Nationwide Plaza	Treasurer, Nationwide
Columbus, OH 43215	Insurance.

Robert A. Rosholt	Executive Vice President,	Director
One Nationwide Plaza	Chief Financial Officer,
Columbus, OH 43215	Finance, Investments and
Strategy, Nationwide Mutual.

Gerald J. Holland	Senior Vice President and	Senior Vice President and
NWD Investment Management, Inc.	Chief Operating Officer of	Chief Operating Officer
1200 River Road, Suite 1000	NWD Investments Group;
Conshohocken, PA 19428	Treasurer of the Trust.

Eric E. Miller	Senior Vice President,	Senior Vice President,
NWD Investment Management, Inc.	General Counsel and	General Counsel and
1200 River Road, Suite 1000	Assistant Secretary of NWD	Assistant Secretary
Conshohocken, PA 19428	Investments Group; Secretary
of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management, Inc.	Compliance Officer of NWD	Compliance Officer
1200 River Road, Suite 1000	Investments Group; Chief
Conshohocken, PA 19428	Compliance Officer of the
Trust.

Gerald T. Nichols	Senior Vice President, Head	Senior Vice President,
NWD Investment Management, Inc.	of Fixed Income, NWD	Head of Fixed Income
1200 River Road, Suite 1000	Investment Management, Inc.
Conshohocken, PA 19428

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-	Senior Vice President-
NWD Investment Management, Inc.	US Head of Finance and	US Head of Finance and
1200 River Road, Suite 1000	Accounting and Treasurer,	Accounting and Treasurer
Conshohocken, PA 19428	NWD Investments Group.

     The name and principal occupation of each of the directors and principal executive officers of Nationwide Financial are set forth below. The address of each person listed below is One Nationwide Plaza, Columbus, OH 43215.

Position with
Name	Principal Occupation	Nationwide Financial
W.G. Jurgensen	Chief Executive Officer	Director and Chief Executive
	Nationwide Insurance	Officer

Joseph A. Alutto	Dean of Fisher College of	Director
Business, The Ohio State
University and Executive
Dean for the Professional
Colleges at The Ohio State
University.

James G. Brocksmith, Jr.	Retired	Director

Keith W. Eckel	President,	Director
Eckel Farms, Inc.

Lydia M. Marshall	Retired	Director

Donald L. McWhorter	Retired	Director

David O. Miller	Retired	Director

Martha Miller de Lombera	Retired	Director

James F. Patterson	President,	Director
Patterson Farms, Inc.

Gerald D. Prothro	Retired	Director

Arden L. Shisler	Retired	Director

Alex Shumate	Managing Partner Squire,	Director
Sanders & Dempsey LLP

Mark R. Thresher	President and Chief Operating	President and Chief Operating
	Officer	Officer

Patricia Hatler	Executive Vice President and	Executive Vice President and
	Chief Legal and Governance	Chief Legal and Governance
	Officer	Officer

Terri Hill	Executive Vice President and	Executive Vice President and
	Chief Administrative Officer	Chief Administrative Officer

Michael C. Keller	Executive Vice President-	Executive Vice President-
	Chief Information Officer	Chief Information Officer

James R. Lyski	Executive Vice President-	Executive Vice President-
	Chief Marketing Officer	Chief Marketing Officer

Position with
Name	Principal Occupation	Nationwide Financial
Robert A. Rosholt	Executive Vice President,	Executive Vice President-
	Chief Financial Officer,	Finance, Investments and
	Finance, Investments and	Strategy
Strategy, Nationwide Mutual

Timothy G. Frommeyer	Senior Vice President and	Senior Vice President and
	Chief Financial Officer	Chief Financial Officer

Harry H. Hallowell	Senior Vice President and	Senior Vice President and
	Treasurer	Treasurer

Gail G. Snyder	Senior Vice President-Chief	Senior Vice President, Chief
	Investment Officer	Investment Officer

     The name, address and principal occupation of each of the directors and principal executive officers of GMCM are set forth below.

Name and Address	Principal Occupation	Position with GMCM
Jill R. Cuniff	Managing Director and Chief	Managing Director and
5665 SW Meadows Road, Suite 400	Investment Officer of GMCM	Chief Investment Officer
Lake Oswego, OR 97035

John H. Grady	President of NWD Investments	Director and President
NWD Investment Management, Inc.	Group; President and CEO of the
1200 River Road, Suite 1000	Trust.
Conshohocken, PA 19428

Gerald J. Holland	Senior Vice President and Chief	Senior Vice President and
NWD Investment Management, Inc.	Operating Officer of NWD	Chief Operating Officer
1200 River Road, Suite 1000	Investments Group; Treasurer of
Conshohocken, PA 19428	the Trust.

Eric E. Miller	Senior Vice President, General	Senior Vice President,
NWD Investment Management, Inc.	Counsel and Assistant Secretary	General Counsel and
1200 River Road, Suite 1000	of NWD Investments Group;	Assistant Secretary
Conshohocken, PA 19428	Secretary of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management, Inc.	Compliance Officer of NWD	Compliance Officer
1200 River Road, Suite 1000	Investments Group; Chief
Conshohocken, PA 19428	Compliance Officer of the Trust.

Gerald T. Nichols	Senior Vice President, Head of	Director, Senior Vice
NWD Investment Management, Inc.	Fixed Income, NWD Investment	President, Head of Fixed
1200 River Road, Suite 1000	Management, Inc.	Income
Conshohocken, PA 19428

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Name and Address	Principal Occupation	Position with GMCM
Douglas Castagna	Senior Vice President-US Head	Senior Vice President-
NWD Investment Management, Inc.	of Finance and Accounting and	US Head of Finance and
1200 River Road, Suite 1000	Treasurer, NWD Investments	Accounting and Treasurer
Conshohocken, PA 19428	Group.

Karen L. McAfee	Senior Vice President and	Senior Vice President and
5665 SW Meadows Road, Suite 400	Director of Trading and	Director of Trading and
Lake Oswego, OR 97035	Operations, GMCM.	Operations

     The name, address and principal occupation of each of the directors and principal executive officers of NorthPointe are set forth below.

Name and Address	Principal Occupation	Position with NorthPointe
John H. Grady	President of NWD Investments	Director and President
NWD Investment Management, Inc.	Group; President and CEO of
1200 River Road, Suite 1000	the Trust.
Conshohocken, PA 19428

Robert A. Rosholt	Executive Vice President, Chief	Director
One Nationwide Plaza	Financial Officer, Finance,
Columbus, OH 43215	Investments and Strategy,
Nationwide Insurance.

Michael P. Hayden	Managing Director of	Managing Director
NorthPointe Capital LLC	NorthPointe.
101 West Beaver Road, Suite 745
Troy, Michigan 48084

Jeffrey C. Petherick	Portfolio Manager, NorthPointe.	Director
NorthPointe Capital LLC
101 West Beaver Road, Suite 745
Troy, Michigan 48084

Gerald J. Holland	Senior Vice President and Chief	Senior Vice President and
NWD Investment Management, Inc.	Operating Officer of NWD	Chief Operating Officer
1200 River Road, Suite 1000	Investments Group; Treasurer of
Conshohocken, PA 19428	the Trust.

Eric E. Miller	Senior Vice President, General	Senior Vice President,
NWD Investment Management, Inc.	Counsel and Assistant Secretary	General Counsel and
1200 River Road, Suite 1000	of NWD Investments Group;	Assistant Secretary
Conshohocken, PA 19428	Secretary of the Trust.

Michael A. Krulikowski	Vice President and Chief	Vice President and Chief
NWD Investment Management, Inc.	Compliance Officer of NWD	Compliance Officer
1200 River Road, Suite 1000	Investments Group; Chief
Conshohocken, PA 19428	Compliance Officer of the Trust.

Patrick J. Udovich	Senior Vice President, NWD	Senior Vice President
NWD Investment Management, Inc.	Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Douglas Castagna	Senior Vice President-US Head	Senior Vice President-
NWD Investment Management, Inc.	of Finance and Accounting and	US Head of Finance and
1200 River Road, Suite 1000	Treasurer, NWD Investments	Accounting and Treasurer
Conshohocken, PA 19428	Group.

     The name, address and principal occupation of each of the directors and principal executive officers of NSA are set forth below.

Name and Address	Principal Occupation	Position with NSA
John H. Grady	President of NWD Investments	Manager
NWD Investment Management, Inc.	Group; President and CEO of
1200 River Road, Suite 1000	the Trust.
Conshohocken, PA 19428

Gerald J. Holland	Senior Vice President and	Manager
NWD Investment Management, Inc.	Chief Operating Officer of
1200 River Road, Suite 1000	NWD Investments Group;
Conshohocken, PA 19428	Treasurer of the Trust.

Douglas Castagna	Senior Vice President-US Head	Senior Vice President-
NWD Investment Management, Inc.	of Finance and Accounting and	US Head of Finance and
1200 River Road, Suite 1000	Treasurer, NWD Investments	Accounting and Treasurer
Conshohocken, PA 19428	Group.

Mark P. Bronzo	Managing Director, NSA	Manager and Managing
Nationwide Separate Accounts, LLC		Director
94 North Broadway
Irvington, NY 10533

Joseph C. O’Connor	Managing Director, NSA	Manager and Managing
Nationwide Separate Accounts, LLC		Director
94 North Broadway
Irvington, NY 10533

Daniel W. Portanova	Managing Director, NSA	Manager and Managing
Nationwide Separate Accounts, LLC		Director
94 North Broadway
Irvington, NY 10533